UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 3, 2009

Reading International, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Citadel Drive, Suite 300, Commerce, California		90040
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (213) 235-2240

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Reading is furnishing this amendment to its Form 8-K filed on February 9, 2009 to correct the defined term, “Reading,” in the first sentence of the first paragraph and to correct the second sentence of the second paragraph.  The entire text of the Form 8-K is restated herein with all corrections incorporated.

Item 1.01  Entry into a Material Definitive Agreement

Exchange of Replacement Securities for Trust Preferred Securities

As previously reported in a recent Form 8-K filing, Reading International, Inc. (“RDI”) and Reading New Zealand, Limited (collectively, “Reading”), issued Junior Subordinated Notes pursuant to the Indenture, dated February 5, 2007, between Reading and Wells Fargo Bank, N.A., as trustee, in the original principal amount of $51,547,000.  The Notes are held by Reading International Trust I, a trust organized under the Amended and Restated Trust Agreement, dated February 5, 2007 (the “Trust Agreement”).  Trust Preferred Securities (the “Trust Preferred Securities”) were issued under the Trust Agreement in the original liquidation amount of $50,000,000, to Kodiak CDO I, Ltd. and Kodiak CDO II, Ltd. (each, “CDO Issuer I” and “CDO Issuer II”; collectively, the “CDO Issuers”).  On December 31, 2008, Reading offered to exchange at least $22,925,000 of the Trust Preferred Securities for replacement securities (the "Replacement Securities") to be identified and acquired by Reading for this purpose (the “2008 Offer”).  As previously reported, CDO Issuer II accepted $6,500,049 worth of Replacement Securities for $13,000,098 of the Trust Preferred Securities in transactions on January 14 and January 15, 2009.

On February 3, 2009, we completed another exchange in which we reacquired $9,924,902 worth of the Trust Preferred Securities.  In this transaction, we gave $4,962,451 of Replacement Securities to CDO Issuer II and received in return $9,924,902 worth of our Trust Preferred Securities.  As a result of this transaction, we expect to recognize an additional forgiveness of debt gain in our first quarter of 2009 of $4,962,451.  With all three of the Trust Preferred Securities exchange transactions described above, we expect our total forgiveness of debt gain for the first quarter to be $11,462,500.  The February 3, 2009 exchange completes the reacquisition of the $22,925,000 worth of Trust Preferred Securities pursuant to the 2008 Offer, and we do not contemplate further reacquisition of Trust Preferred Securities at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READING INTERNATIONAL, INC.

Date: February 11, 2009	By:	/s/ Andrzej Matyczynski
	Name:	Andrzej Matyczynski
	Title:	Chief Financial Officer